PERFORMANCE ADVISOR LIFESTYLE SERIES

Series of the Performance Funds Trust
a Family of Mutual Funds

THE PERFORMANCE ADVISOR GROWTH PORTFOLIO

THE PERFORMANCE ADVISOR MODERATE PORTFOLIO

THE PERFORMANCE ADVISOR CONSERVATIVE PORTFOLIO

CLASS C
PROSPECTUS

OCTOBER 1, 2007

Questions?

Call 1-800-PERFORM
or Your Investment Representative.

Mutual Funds are:

NOT FDIC INSURED

May Lose Value	No Bank Guarantee

THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                        Table of Contents

Risk/Return Summary And Portfolio Expenses

Carefully review this important section, for each Portfolio’s investment strategies, risks, past performance, and fees.	3 4 7 10 13	Overview
The Performance Advisor Growth Portfolio (“Growth Portfolio”) — Investment Objectives, Principal Investment Strategies, Principal Investment Risks and Performance Information
The Performance Advisor Moderate Portfolio (“Moderate Portfolio”) — Investment Objectives, Principal Investment Strategies, Principal Investment Risks and Performance Information
The Performance Advisor Conservative Portfolio (“Conservative Portfolio”) — Investment Objective, Principal Investment Strategies, Principal Investment Risks and Performance Information
Fees and Expenses

Investment Objectives and Strategies

	14 14	Investment Objectives Principal Investment Strategies and Risks

Fund Management

Review this section for Portfolio Management details on the people and organizations who oversee the Portfolios.	15 16 16	Investment Advisor Distributor and Administrator Distribution and Shareholder Servicing Arrangements – Additional Payments

Shareholder Information

Review this section for shareholder information details on how shares are valued, how to purchase, sell and exchange shares, related fees and payments of dividends and distributions.	17 17 20 21 22 23 23 24 25 26 27 27	Pricing of Portfolio Shares
Purchasing and Adding to Your Shares
Selling Your Shares
General Policies on Selling Shares
Distribution Arrangements/ Sales Charges
Distribution and Service (12b-1) Fees
Exchanging Your Shares
Market Timing Policies
Service Organizations
Dividends, Distributions and Taxes
Householding
Disclosure of Portfolio Holdings

Financial Highlights

27

Back Cover

Where To Learn More About The Portfolios

Risk/Return Summary

Overview

This prospectus describes the following Performance Advisor LifeStyle Series offered by Performance Funds Trust (each a “Portfolio” and collectively, the “Portfolios” or “Advisor LifeStyle Series”):

Who May Want To Invest?

Consider investing in the Growth Portfolio if you are:

     • seeking a long-term goal such as retirement

     • looking to add a growth component to your portfolio

     • willing to accept the risks of investing in the stock markets

Consider investing in the Moderate Portfolio if you are:

     • seeking both growth and income

     • willing to accept the risks of moderate price and dividend fluctuations

Consider investing in the Conservative Portfolio if you:

     • have a low risk tolerance

     • are seeking primarily income but also a small amount of growth

     • have a short investment horizon

     • are willing to accept lower potential returns

The Growth Portfolio

The Moderate Portfolio

The Conservative Portfolio

Each Portfolio is designed to provide an asset allocation option corresponding to different investment objectives, investor time horizon and risk tolerance. Each Portfolio is a “fund of funds” and invests in a diversified group of other mutual funds in the Performance Funds Trust (“Performance Funds” or “underlying Performance Funds”) which represent certain asset classes in its target allocation (e.g., “Performance Equity Funds,” “Performance Bond Funds” or the “Performance Money Market Funds”).

On the following pages, you will find important information about each Portfolio, including:

•	the investment objective

•	principal investment strategy

•	principal risks

•	performance information and

•	fees and expenses associated with each Portfolio

The Funds are managed by Trustmark Investment Advisors, Inc. (“Trustmark” or the “Advisor”).

Risk/Return Summary	Growth Portfolio

The Growth Portfolio

Investment Objectives. Long-term growth of capital. This objective is non-fundamental and may be changed by the Trustees of the Portfolio without shareholder approval.

Principal Investment Strategies. The Portfolio’s allocation focuses on stocks represented by Performance Equity Funds, although a portion of the Portfolio’s assets will be invested in Performance Bond Funds and the Money Market Funds. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

Underlying Performance Fund		Target Allocation

Equity Funds		50-90%
Strategic Dividend Fund	0-90%
Large Cap Equity Fund	0-90%
Mid Cap Equity Fund	0-90%
Leaders Equity Fund	0-90%
Bond Funds		10-40%
Short Term Government Income Fund	0-40%
Intermediate Term Income Fund	0-40%
Money Market Funds		0-10%
Money Market Fund	0-10%
U.S. Treasury Money Market Fund	0-10%

The Portfolio may invest temporarily for defensive purposes up to 100% of its total assets in money market instruments. The Portfolio may not achieve its investment objective when it invests for defensive purposes.

Principal Investment Risks

Investing in the Portfolio involves risks common to any investment in securities. By itself, the Portfolio does not constitute a complete investment program.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

The principal risks of investing in the Portfolio are presented below. Because the Portfolio invests to a greater degree in stocks than bonds, the Portfolio is subject to stock investment risk more than bond investment risk.

Investment Companies. By investing in Shares of the underlying Performance Funds, the Portfolio indirectly pays a portion of the operating, management and other expenses of each Performance Fund. Therefore, you may indirectly pay higher total operating expenses and other costs than you might pay by owning the underlying Performance Funds. Because the Portfolio may invest in open-end funds, you may receive more taxable capital gains distributions than would be the case if you had invested directly in the underlying mutual fund. In addition, because the Portfolio may invest up to 100% of its assets in investment companies (i.e., mutual funds), which are considered under the Standard Industry Code to be an “industry,” the Portfolio “concentrates” (that is, it invests more than 25% of) its investments in a single industry.

Stock Investment Risk. Because the Portfolio is invested significantly in stock funds, it is subject to the risks of stock investing. These include both short-term and prolonged price declines in the markets. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid. In addition, to the extent the underlying Performance Equity Funds invest significantly in growth stocks or value stocks, it will be subject to certain risks inherent in such investment styles. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market and their returns will trail those of other asset classes or the overall stock market. Investments in growth stocks are subject to the risk that they may lack the dividend yield that can cushion stock prices in market downturns.

Risk/Return Summary	Growth Portfolio

Principal Investment Risks — Continued

Foreign Investment Risk. To the extent the underlying Performance Fund invests in foreign securities, including emerging market investments, the Portfolio is subject to additional risks. Foreign securities often trade on markets that have less reliable information available and lower transaction volumes than markets in the United States. Consequently, stock and bond prices can be more volatile and more difficult to value. Investing in foreign markets is generally more expensive, due to currency exchange costs, higher commissions on trades and higher custodial fees. Currencies may weaken relative to the U.S. dollar, eroding the dollar value of investments denominated in those currencies.

Bond Investment Risk. To the extent the Portfolio invests in bond funds, it is subject to the risks of fixed income investing. Although these risks include short-term and prolonged price declines, such price declines in the bond market have historically been less severe than stock declines.

Credit Risk. Bonds also face credit risk. Credit risk is the risk that borrowers that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. Government’s full faith and credit. However, not all securities issued by government agencies are backed by the Government’s full faith and credit. Additionally, corporate bonds are subject to greater credit risk than U.S. Government bonds.

Interest Rate Risk. Interest rate risk is the chance that bond prices will decline over short or even long periods due to rising interest rates. All bonds, including those issued by the government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates are going up, bond prices tend to fall. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. An underlying mutual fund may also invest in mortgage-backed securities which are also subject to prepayment and extension risk. When interest rates decline, such mortgage-backed securities are subject to the risk that the principal amount of the underlying obligation may be repaid prior to the bond’s maturity date. Such repayments are common when interest rates decline. When such a repayment occurs, the underlying mutual fund is exposed to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result, the value of such securities may decline.

Manager Risk. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the underlying Performance Funds and the ability of an underlying Performance Fund to meet its own objective. It is possible that the particular securities that are selected for the underlying Performance Fund may underperform the market or other mutual funds with similar objectives.

More information about permissible investments can be found in the Statement of Additional Information (“SAI”).

Risk/Return Summary	Growth Portfolio

Performance Information

The bar chart and table provide an indication of the risks of an investment in the Growth Portfolio by showing changes in the Portfolio’s performance from year to year, and the one year and since inception periods as compared to two broad-based securities indexes. The S&P 500® Composite Stock Price Index (“S&P 500® Index”), in the table below, is an unmanaged index of common stocks representative of the large company sector of the U.S. equity market. The Merrill Lynch Government/Corporate Master Index, in the table below, is an unmanaged index comprised of U.S. Treasury issues, debt securities of U.S. Government agencies guaranteed by the U.S. Government and corporate debt securities. Past performance, including before- and after-tax returns, does not indicate how the Portfolio will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Class C Shares(1)

[PERFORMANCE CHART AS A %]

2004	8.19
2005	7.99
2006	4.76

(1)	Excludes contingent deferred sales charges, which if included, would cause return(s) to be lower.

Best quarter:	Q4 2004 5.77%

Worst quarter:	Q2 2006 (2.82)%

For the period January 1, 2007 through June 30, 2007, the aggregate (non-annualized) total return of the Portfolio was 6.68%.(1)

Performance Table

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold portfolio shares through tax-deferred arrangements such as qualified retirement plans.

		Since Inception
Average Annual Returns — as of December 31, 2006	One Year	(August 4, 2003)

Return Before Taxes*	4.11%	8.92%

Return After Taxes on Distributions*	(4.22)%	5.84%

Return After Taxes on Distributions and Sale of Shares*	8.37%	6.87%

S&P 500 Index (Index above reflects no deduction for fees, expenses or taxes)	15.78%	13.39%

Merrill Lynch Government/Corporate Master Index (Index above reflects no deduction for fees, expenses or taxes)	3.84%	4.02%

*	Return reflects performance after applicable contingent deferred sales charges and expenses are deducted.

Risk/Return Summary	Moderate Portfolio

The Moderate Portfolio

Investment Objective. Total return with a balanced emphasis on growth and income over the long term. This objective is non-fundamental and may be changed by the Trustees of the Portfolio without shareholder approval.

Principal Investment Strategies. Allocation is normally divided with approximately half (between 40% and 60%) of the Portfolio’s assets invested in Performance Equity Funds in pursuit of the growth component and the other portion invested in Performance Bond Funds in pursuit of the income component. However a portion of the Portfolio’s assets will be invested in the Performance Money Market Funds to reduce volatility. Shorter term allocation may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

Underlying Performance Fund		Target Allocation

Equity Funds		35-70%
Strategic Dividend Fund	0-70%
Large Cap Equity Fund	0-70%
Mid Cap Equity Fund	0-70%
Leaders Equity Fund	0-70%
Bond Funds		25-65%
Short Term Government Income Fund	0-65%
Intermediate Term Income Fund	0-65%
Money Market Funds		0-10%
Money Market Fund	0-10%
U.S. Treasury Money Market Fund	0-10%

The Portfolio may invest temporarily for defensive purposes up to 100% of its total assets in money market instruments. The Portfolio may not achieve its investment objective when it invests for defensive purposes.

Principal Investment Risks

Investing in the Portfolio involves risks common to any investment in securities. By itself, the Portfolio does not constitute a complete investment program.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Portfolio are presented below. There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

Investment Companies. By investing in shares of the underlying Performance Funds, the Portfolio indirectly pays a portion of the operating, management and other expenses of each Performance Fund. Therefore, you may indirectly pay higher total operating expenses and other costs than you might pay by owning the underlying mutual funds. Because the Portfolio may invest in open-end funds, you may receive more taxable capital gains distribution than would be the case if you invested directly in the underlying mutual fund. In addition, because the Portfolio may invest up to 100% of its assets in investment companies (i.e. mutual funds), which are considered under the Standard Industry Code to be an “industry,” the Portfolio “concentrates” (that is, it invests more than 25% of) its investments in a single industry.

Stock Investment Risk. Because the Portfolio is invested in stock funds, it is subject to the risks of stock investing. These include both short-term and prolonged price declines in the markets. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid. In addition, to the extent the underlying Performance Equity Funds invest significantly in growth stocks or value stocks, it will be subject to certain risks inherent in such investment styles. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market and their returns will trail those of other asset classes or the overall stock market. Investments in growth stocks are subject to the risk that they may lack the dividend yield that can cushion stock prices in market downturns.

Risk/Return Summary	Moderate Portfolio

Principal Investment Risks — Continued

Foreign Investment Risk. To the extent the underlying Performance Fund invests in foreign securities, including emerging market investments, the Portfolio is subject to additional risks. Foreign securities often trade on markets that have less reliable information available and lower transaction volumes than markets in the United States. Consequently, stock and bond prices can be more volatile and more difficult to value. Investing in foreign markets is generally more expensive, due to currency exchange costs, higher commissions on trades and higher custodial fees. Currencies may weaken relative to the U.S. dollar, eroding the dollar value of investments denominated in those currencies.

Bond Investment Risk. Because the Portfolio invests in bond funds, it is subject to the risks of fixed income investing. Although these risks include short-term and prolonged price declines, such price declines in the bond market have historically been less severe than stock declines.

Credit Risk. Bonds also face credit risk. Credit risk is the risk that the borrowers that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. government’s full faith and credit. However, not all securities issued by government agencies are backed by the government’s full faith and credit. Additionally, corporate bonds are subject to greater credit risk than U.S. government bonds.

Interest Rate Risk. Interest rate risk is the chance that bond prices will decline over short or even long periods due to rising interest rates. All bonds, including those issued by the government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates are going up, bond prices tend to fall. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. An underlying mutual fund may also invest in mortgage-backed securities which are also subject to prepayment and extension risk. When interest rates decline, such mortgage-backed securities are subject to the risk that the principal amount of the underlying obligation may be repaid prior to the bond’s maturity date. Such repayments are common when interest rates decline. When such a repayment occurs, the underlying mutual fund is exposed to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result the value of such securities may decline.

Manager Risk. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the underlying Performance Funds and the ability of an underlying Performance Fund to meet its own objective. It is possible that the particular securities that are selected for the underlying Performance Fund may underperform the market or other mutual funds with similar objectives.

More information about permissible investments can be found in the SAI.

Risk/Return Summary	Moderate Portfolio

Performance Information

The bar chart and table provide an indication of the risks of an investment in the Moderate Portfolio by showing changes in the Portfolio’s performance from year to year, and the one year and since inception periods as compared to two broad-based securities indexes. The S&P 500® Index, in the table below, is an unmanaged index of common stocks representative of the large company sector of the U.S. equity market. The Merrill Lynch Government/Corporate Master Index, in the table below, is an unmanaged index comprised of U.S. Treasury issues, debt securities of U.S. Government agencies guaranteed by the U.S. Government and corporate debt securities. Past performance, including before- and after-tax returns, does not indicate how the Portfolio will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Class C Shares(1)

[PERFORMANCE CHART AS A %]

2004	6.89
2005	6.18
2006	4.98

(1)	Excludes contingent deferred sales charges, which if included, would cause return(s) to be lower.

Best quarter:	Q4 2004 4.44%

Worst quarter:	Q2 2006 (1.44)%

For the period January 1, 2007 through June 30, 2007, the aggregate (non-annualized) total return of the Portfolio was 4.74%.(1)

Performance Table

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold portfolio shares through tax-deferred arrangements such as qualified retirement plans.

		Since Inception
Average Annual Returns — as of December 31, 2006	One Year	(August 4, 2003)

Return Before Taxes*	4.11%	7.53%

Return After Taxes on Distributions*	(0.83)%	5.57%

Return After Taxes on Distributions and Sale of Shares*	4.12%	5.68%

S&P 500 Index (Index above reflects no deduction for fees, expenses or taxes)	15.78%	13.39%

Merrill Lynch Government/Corporate Master Index (Index above reflects no deduction for fees, expenses or taxes)	3.84%	4.02%

*	Return reflects performance after applicable contingent deferred sales charges and expenses are deducted.

Risk/Return Summary	Conservative Portfolio

The Conservative Portfolio

Investment Objective: Current income combined with moderate growth of capital. This objective is non-fundamental and may be changed by the Trustees of the Portfolio without shareholder approval.

Principal Investment Strategies: The Portfolio typically focuses on bonds with less emphasis on short-term investments while including some stock investments. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

Underlying Performance Fund		Target Allocation

Equity Funds		20-50%
Strategic Dividend Fund	0-50%
Large Cap Equity Fund	0-50%
Mid Cap Equity Fund	0-50%
Leaders Equity Fund	0-50%
Bond Funds		50-80%
Short Term Government Income Fund	0-80%
Intermediate Term Income Fund	0-80%
Money Market Funds		0-10%
Money Market Fund	0-10%
U.S. Treasury Money Market Fund	0-10%

For temporary, defensive investments the Portfolio may invest up to 100% of its assets in money market investments. The Portfolio may not achieve its investment objective when it invests for defensive purposes.

Principal Investment Risks

Investing in the Portfolio involves risks common to any investment in securities. By itself, the Portfolio does not constitute a complete investment program.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Portfolios are presented below. Because the Portfolio invests to a greater degree in bonds than stocks, the Portfolio is subject to bond investment risk more than stock investment risk. There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

Investment Companies. By investing in shares of the underlying Performance Funds, the Portfolio indirectly pays a portion of the operating, management and other expenses of each Performance Fund. Therefore, you may indirectly pay higher total operating expenses and other costs than you might pay by owning the underlying mutual funds. Because the Portfolio may invest in open-end funds, you may receive more taxable capital gains distributions than would be the case if you invested directly in the underlying mutual fund. In addition, because the Portfolio may invest up to 100% of its assets in investment companies, which are considered under the Standard Industry Code to be an “industry,” the Portfolio “concentrates” (that is, it invests more than 25% of) its investments in a single industry.

Bond Investment Risk. Because the Portfolio invests significantly in bond funds, it is subject to the risks of fixed income investing. Although these risks include short-term and prolonged price declines, such price declines in the bond market have historically been less severe than stock declines.

Credit Risk. Bonds also face credit risk. Credit risk is the risk that the borrowers that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. Government’s full faith and credit. However, not all securities issued by government agencies are backed by the government’s full faith and credit. Additionally, corporate bonds are subject to greater credit risk than U.S. Government bonds.

Risk/Return Summary	Conservative Portfolio

Principal Investment Risks — Continued

Interest Rate Risk. Interest rate risk is the chance that bond prices will decline over short or even long periods due to rising interest rates. All bonds, including those issued by the government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates are going up, bond prices tend to fall. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. An underlying mutual fund may also invest in mortgage-backed securities which are also subject to prepayment and extension risk. When interest rates decline, such mortgage-backed securities are subject to the risk that the principal amount of the underlying obligation may be repaid prior to the bond’s maturity date. Such repayments are common when interest rates decline. When such a repayment occurs, the underlying mutual fund is exposed to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result, the value of such securities may decline.

Stock Investment Risk. To the extent the Portfolio is invested in stock funds, it is subject to the risks of stock investing. These include both short-term and prolonged price declines in the markets. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid. In addition, to the extent the underlying Performance Equity Fund invests significantly in growth stocks or value stocks, it will be subject to certain risks inherent in such investment styles. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market and their returns will trail those of other asset classes or the overall stock market. Investments in growth stocks are subject to the risk that they may lack the dividend yield that can cushion stock prices in market downturns.

Foreign Investment Risk. To the extent the underlying Performance Fund invests in foreign securities, including emerging market investments, the Portfolio is subject to additional risks. Foreign securities often trade on markets that have less reliable information available and lower transaction volumes than markets in the United States. Consequently, stock and bond prices can be more volatile and more difficult to value. Investing in foreign markets is generally more expensive, due to currency exchange costs, higher commissions on trades and higher custodial fees. Currencies may weaken relative to the U.S. dollar, eroding the dollar value of investments denominated in those currencies.

Manager Risk. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the underlying Performance Funds and the ability of an underlying Performance Fund to meet its own objective. It is possible that the particular securities that are selected for the underlying Performance Fund may underperform the market or other mutual funds with similar objectives.

More information about permissible investments can be found in the SAI.

Risk/Return Summary	Conservative Portfolio

Performance Information

The bar chart and table provide an indication of the risks of an investment in the Conservative Portfolio by showing changes in the Portfolio’s performance from year to year, and the one year and since inception periods as compared to two broad-based securities indexes. The S&P 500® Index, in the table below, is an unmanaged index of common stocks representative of the large company sector of the U.S. equity market. The Merrill Lynch Government/Corporate Master Index, in the table below, is an unmanaged index comprised of U.S. Treasury issues, debt securities of U.S. Government agencies guaranteed by the U.S. Government and corporate debt securities. Past performance, including before- and after-tax returns, does not indicate how the Portfolio will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Class C Shares(1)

[PERFORMANCE CHART AS A %]

2004	3.36
2005	3.99
2006	5.30

(1)	Excludes contingent deferred sales charges, which if included, would cause return(s) to be lower.

Best quarter:	Q4 2006 3.01%

Worst quarter:	Q2 2004 (0.87)%

For the period January 1, 2007 through June 30, 2007, the aggregate (non-annualized) total return of the Portfolio was 3.12%.(1)

Performance Table

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold portfolio shares through tax-deferred arrangements such as qualified retirement plans.

		Since Inception
Average Annual Returns — as of December 31, 2006	One Year	(August 4, 2003)

Return Before Taxes*	4.37%	5.03%

Return After Taxes on Distributions*	1.61%	3.64%

Return After Taxes on Distributions and Sale of Shares*	4.23%	3.80%

S&P 500 Index (Index above reflects no deduction for fees, expenses or taxes)	15.78%	13.39%

Merrill Lynch Government/Corporate Master Index (Index above reflects no deduction for fees, expenses or taxes)	3.84%	4.02%

*	Return reflects performance after applicable contingent deferred sales charges and expenses are deducted.

Portfolio Expenses

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Advisor LifeStyle Series.

Fee Table

	The Growth	The Moderate	The Conservative
	Portfolio	Portfolio	Portfolio
	Class C Shares	Class C Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (1)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fees	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses(2)	1.78%	1.09%	1.67%
Acquired Fund Fees and Expenses(3)	1.07%	0.98%	0.89%

Total Annual Fund Operating Expenses(4)	4.10%	3.32%	3.81%

(1)	A contingent deferred sales charge (“CDSC”) of 1% is applicable to redemptions made within 12 months of purchase. See “Distribution Arrangements.”

(2)	The Portfolio may pay fees (included in “Other Expenses”) up to a maximum of 0.35% of the Portfolio’s average daily net assets to certain financial organizations (“Service Organizations”) that provide certain administrative services to the shareholders, but will limit such fees to 0.08% of the Portfolio’s net assets held in such accounts involving that Service Organization during the current fiscal year. See “Shareholder Information — Service Organizations” below for additional information.

(3)	“Acquired Fund” means any investment company in which a Portfolio invests or has invested during the period. Through its investments in Acquired Funds, each Portfolio will indirectly pay a portion of the operating expenses, including management fees, of the Acquired Funds. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year. Actual fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the Acquired Funds.

(4)	Each Portfolio indirectly pays a portion of the expenses incurred by the underlying Performance Funds.

Example: This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The Example assumes:

•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Portfolio’s operating expenses

•	reinvestment of dividends and distributions

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	The Growth Portfolio		The Moderate Portfolio		The Conservative Portfolio
		Class C		Class C		Class C
		Shares		Shares		Shares
	Class C	without	Class C	without	Class C	without
	Shares	redemption	Shares	redemption	Shares	redemption

One Year After Purchase	$512	$412	$435	$335	$483	$383

Three Years After Purchase	$1,247	$1,247	$1,021	$1,021	$1,164	$1,164

Five Years After Purchase	$2,097	$2,097	$1,731	$1,731	$1,962	$1,962

Ten Years After Purchase	$4,289	$4,289	$3,613	$3,613	$4,045	$4,045

Investment Objectives and Strategies

Investment Objectives

The Growth Portfolio seeks to provide growth of capital.

The Moderate Portfolio seeks to provide total return with a balanced emphasis on growth and income over the long term.

The Conservative Portfolio seeks to provide current income combined with moderate growth of capital.

Principal Investment Strategies and Risks

The Advisor LifeStyle Series invests in the Performance Funds representing different combinations of equity securities, fixed income securities and money market securities. These asset classes present varying degrees of potential investment risk and reward. Each Portfolio will be impacted by these risks depending on the extent to which it invests in an asset class represented by the underlying Performance Fund. Please refer to the “Principal Risks” in each Portfolio’s “Risk/ Return” section for a description of these risks. The Advisor allocates each Portfolio’s investments in particular mutual funds based on the investment objective of each Portfolio. The Advisor continuously monitors the allocation of the Portfolios and rebalances or reallocates its investments across the underlying Performance Funds depending upon market conditions. The target allocation range for asset classes represented by the underlying Performance Funds is listed in the table below.

Advisor LifeStyle Series
Target Allocation of Asset Class Represented by
Underlying Performance Funds	Growth Portfolio	Moderate Portfolio	Conservative Portfolio

% of Assets underlying Equity Funds	50%-90%	35%-70%	20%-50%

% of Assets underlying Bond Funds	10%-40%	25%-65%	50%-80%

% of Assets underlying Money Market Funds	0%-10%	0%-10%	0%-10%

Equity Funds: The Strategic Dividend Fund pursues its objective of high level of current income and long-term growth of income consistent with preservation of capital, by investing at least 65% of its total assets in income-producing equity securities and investment grade quality debt securities in the 10 economic sectors of the S&P 500 Index.

The Large Cap Equity Fund pursues its objective of long-term capital appreciation by investing at least 80% of its assets in common stocks of U.S. companies having assets exceeding the minimum company capitalization of the S&P 500 Index at the time of purchase.

The Mid Cap Equity Fund pursues its objective of growth of capital by investing at least 80% of its assets normally in equity securities of mid-sized companies with market capitalizations that fall within the range of companies in the S&P Mid Cap 400 Index at the time of investment.

The Leaders Equity Fund pursues its objective of long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of (1) companies with market capitalizations greater than $500 million at the time of purchase, and (2) companies whose stock price performance and other fundamentals are considered by the Adviser to be in the top 25% of equity markets as measured by various financial industry research companies and other independent organizations providing similar services.

Bond Funds: The Intermediate Term Income Fund pursues its objective of a high level of current income by investing, under normal circumstances, at least 65% of its assets in securities issued by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”). The Fund will normally have a dollar weighted average portfolio maturity of 3 to 10 years.

The Short Term Government Income Fund pursues its objective of as high a level of current income as is consistent with limiting the risk of potential loss by investing under normal circumstances at least 80% of its assets in U.S. Government Securities and having a dollar weighted average portfolio maturity of less than 3 years.

Money Market Funds: Each of the Money Market Fund and U.S. Treasury Money Market Fund pursues its objective to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity by investing in high quality, short-term, money market instruments that have remaining maturities not exceeding 397 days. The U.S. Treasury Money Market Fund, unlike the Money Market Fund, invests only in short term U.S. Government Securities which are issued by the U.S. Treasury.

A full discussion of all permissible investments can be found in the SAI.

Fund Management

Investment Advisor

Trustmark, 1701 Lakeland Drive, Jackson, Mississippi 39216, serves as investment adviser to the Funds. Trustmark is a wholly-owned subsidiary of Trustmark National Bank and is a registered investment adviser. Trustmark is responsible for the asset allocation strategy of each Portfolio and also manages the investment and reinvestment of the assets of each underlying Performance Fund.

As of March 31, 2007 Trustmark had assets under management of approximately $2.5 billion in the Performance Funds. Trustmark National Bank was founded in 1890 and is the largest commercial bank headquartered in Mississippi. As of March 31, 2007, The Wealth Management Division of Trustmark National Bank had approximately $8.1 billion in assets under management and/or administration. Shares of the Portfolios are not guaranteed by Trustmark, its parent or affiliates, nor are they insured by the FDIC. The Advisor may make marketing assistance payments from its own resources in connection with the Portfolios’ distribution activities and operations.

For these advisory services, the Portfolios paid fees as follows during the fiscal year ended May 31, 2007:

	As a percentage of average daily
	net assets as of 5/31/2007

The Growth Portfolio	0%	*
The Moderate Portfolio	0%	*
The Conservative Portfolio	0%	*

*	Trustmark waived all of its contractual fees for these Portfolios for the most recent fiscal year. Contractual fees payable to the Advisor (without waivers) are 0.25% for each Portfolio. The Board of Trustees of the Portfolios has determined that the advisory fees that the Advisor LifeStyle Series pay to the Advisor are for services that add to, rather than duplicate, services provided to the underlying Performance Funds by their service providers.

Information regarding the factors considered by the Board of Trustees of the Portfolios in connection with their most recent approval of the Investment Advisory Agreement with respect to the Portfolios is provided in the Portfolios’ Annual Report to Shareholders for the fiscal year ended May 31, 2007.

Portfolio Management. Ben T. Edwards, a Vice President and Portfolio Manager with Trustmark since January 1999, is responsible for implementing the core asset allocation strategy of the Portfolios and day-to-day management of the Portfolios. He also manages personal trust and institutional accounts and serves as an investment strategist. He has 11 years of experience in the investment management industry including both brokerage and trust experience. A graduate of Stetson University with a BBA in Finance, Ben is currently a Chartered Financial Analyst Level II candidate.

Additional information about the Portfolio Manager’s compensation arrangements, other accounts managed by the Portfolio Manager, as applicable, and the Portfolio Manager’s ownership of securities in the Portfolios he manages is available in the Portfolios’ SAI.

The SAI also contains more detailed information about the Advisor and other service providers.

Fund Management

Distributor and Administrator

Citi Fund Services Ohio, Inc. (“Citi” or “Administrator”) provides management and administrative services to the Portfolios, including providing office space, equipment and clerical personnel to the Portfolios and supervising custodial, auditing, valuation, bookkeeping and legal services. Citi also acts as the fund accountant, transfer agent and dividend paying agent of the Portfolios. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219. Prior to the acquisition of its parent company, The BISYS Group, Inc., by a subsidiary of Citibank, N.A. on August 1, 2007, the Administrator was known as BISYS Fund Services Ohio, Inc.

Performance Funds Distributor, Inc., (the “Distributor”), 100 Summer St., Suite 1500, Boston, MA 02110, acts as the Portfolios’ distributor. The Distributor is not an affiliate of either Citi or Trustmark.

Distribution and Shareholder Servicing Arrangements — Additional Payments

The Advisor has entered into a Distribution Services Agreement with the Distributor whereby the Advisor has agreed that, in the event that the Portfolios’ 12b-1 fees are not sufficient to pay for certain distribution activities described elsewhere in this prospectus and disclosed below, the Advisor will use its own resources to pay the Distributor for the portion of the distribution activities not paid for by the Portfolios’ 12b-1 fees. Such payments by the Advisor, which includes what is sometimes called “revenue sharing,” may be made, among other things, to supplement commissions reallowed to dealers or more generally to promote the sale of Portfolio shares or to service Portfolio shareholders. Among other things, such payments may include, but are not limited to: (1) due diligence payments for a broker-dealer’s examination of the Portfolios and payments for employee training and education in relation to the Portfolios; (2) listing fees for the placement of the Portfolios on a broker-dealer’s list of mutual funds available for purchase by its clients; (3) marketing support fees for providing assistance in promoting the sale of Portfolio shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of Portfolio shares; and (5) payments for the sale of shares and/or the maintenance of Portfolio share balances. These payments will not change the price an investor will pay for Portfolio shares. In some circumstances, the payments may create an incentive for dealers, other organizations and their investment professionals to recommend or sell shares of the Portfolios to a client over shares of other funds. For more information, please contact your investment professional.

Shareholder Information

Pricing of Portfolio Shares

How Net Asset Value (“NAV”) is Calculated

Each Portfolio’s NAV is calculated by adding the total value of a Portfolio’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Portfolio:

NAV =
Total Assets – Liabilities

Number of Shares Outstanding

The per share NAV for each Portfolio is determined and its shares are normally priced at the close of regular trading on the New York Stock Exchange (“NYSE”), or at 4:00 p.m., Eastern time, whichever time is earlier (the “Pricing Time”), on days the NYSE and the Federal Reserve Bank are open (a “Business Day”). A Business Day excludes the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, Columbus Day and Veterans’ Day. On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to refuse any order received after the BMA recommended closing time (the “Alternative Closing Time”). If a Fund does so, it will continue, however, to process redemption orders received after the Alternative Closing Time on the next business day but no later than the Pricing Time.

The Portfolios’ NAVs are calculated based upon the net asset values of the underlying Performance Funds in which the Portfolios invest. The prospectuses for the underlying Performance Funds explain how the underlying Performance Funds’ portfolio securities are valued (generally current market price for equity securities and pricing service valuations for fixed income securities), as well as the circumstances under which securities may be fair valued.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after the Portfolio receives your order in good order by the Pricing Time on any Business Day. For example, if you properly place a purchase order to buy shares of a Portfolio, it must be received by Pricing Time in order to receive the NAV calculated at Pricing Time. If your order is received after Pricing Time, you will receive the NAV calculated at the next Business Day’s Pricing Time.

Purchasing and Adding to Your Shares

You may purchase shares of the Portfolios through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. See “Transactions Through Intermediaries” under “General Policies on Selling Shares” in the section “Selling Your Shares.” Consult your investment representative or institution for specific information.

	Minimum Initial	Minimum Subsequent
Account Type	Investment	Investment

Class C
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$50
Automatic Investment Plan	$25	$25

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Neither third-party checks, money orders, bank starter checks, nor credit card convenience checks are accepted.

A Portfolio may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Portfolio and its shareholders. See “Anti-Money Laundering Program” at the end of this section and the “Market Timing Policies” section.

Avoid Backup Tax Withholding

Each Portfolio is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Portfolio with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

Shareholder Information

Purchasing and Adding to Your Shares — Continued

Instructions for Opening or Adding to an Account

If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Portfolios and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

You can add to your account by using the convenient options, described below. Each Portfolio reserves the right to change or eliminate these privileges at any time with 60 days notice.

All investments made by regular mail or express delivery, whether initial or subsequent, should be sent:

By Mail	By Regular Mail	By Express Mail
	Performance Funds Trust P.O. Box 182484 Columbus, OH 43218-2484	Performance Funds Trust 3435 Stelzer Road Columbus, OH 43219

For Initial Investment:
1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
2. Make check, bank draft or money order payable to “Performance Funds Trust” and include the name of the appropriate Portfolio(s) on the check.

3. Mail or deliver application and payment to address above.
For Subsequent Investment:
1. Use the investment slip attached to your account statement. Or, if unavailable, provide the following information: • Portfolio name • Share class • Amount invested • Account name and account number
2. Make check, bank draft or money order payable to “Performance Funds Trust” and include your account number on the check.
3. Mail or deliver investment slip and payment to the address above.

Electronic Purchases	Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. Bank. Your bank or broker may charge for this service.

Establish the electronic purchase option on your account application or call 1-800-737-3676. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-737-3676 to arrange a transfer from your bank account.

By Wire Transfer	Call 1-800-737-3676 to obtain a new account number and instructions for sending your application, and for instructing your bank to wire transfer your investment.
NOTE: Your bank may charge a wire transfer fee.
Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to ten days to clear. There is generally no fee for ACH transactions.

Questions?

Call 1-800-PERFORM

Shareholder Information

Purchasing and Adding to Your Shares — Continued

You can add to your account by using the convenient options described below. The Portfolio reserves the right to change or eliminate these privileges at any time with 60 days’ notice.

Automatic Investment Program

You can make automatic investments in the Portfolios from your bank account. Automatic investment minimum is $25; no investment is required to establish an automatic investment account.

To invest regularly from your bank account:

•	Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

•	Your bank name, address and account number;

•	The amount you wish to invest automatically (minimum $25);

•	How often you want to invest (every month or 4 times a year);

•	Attach a voided personal check.

Payroll Direct Deposit

You may set up a payroll direct deposit arrangement through your employer or retirement benefit source. You may make periodic investments of at least $25 per Portfolio per pay period.

For more information about how to invest regularly from your paycheck or government check, call 1-800-737-3676.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU’VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

Anti-Money Laundering Program

Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Portfolios’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account; full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such action as we deem reasonable as permitted by law. Please review your account application for additional information.

Avoid Backup Tax Withholding

Each Portfolio is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Portfolio with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

Shareholder Information

Selling Your Shares

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received in good order by the Portfolio, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on “General Policies on Selling Shares” below.

Withdrawing Money From Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Contingent Deferred Sales Charge

If you sell your Class C Shares within 12 months of purchase, you will be charged a 1% fee. The CDSC will be based on the lower of the NAV at the time of purchase or the NAV at the time of redemption. These fees will be deducted from the money paid to you. See the section on “Distribution Arrangements/ Sales Charges” below for details.

Instructions For Selling Shares

If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone (unless you have declined telephone sales privileges on your account application)	1. Call 1-800-737-3676 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See “General Policies on Selling Shares — Verifying Telephone Redemptions” below.)

By Mail (See “General Policies on Selling Shares — Redemptions in Writing Required” below.)	1. Call 1-800-737-3676 to request redemption forms or write a letter of instruction indicating:
• your Fund and account number
• amount you wish to redeem
• address where your check should be sent
• account owner signature
2. Mail to: Performance Funds Trust P.O. Box 182484 Columbus, OH 43218-2484

By Overnight Service (See “General Policies on Selling Shares — Redemptions in Writing Required” below.)	See “By mail” instruction 1 above. 2. Send to Performance Funds Trust c/o Citi Fund Services Attn: T.A. Operations 3435 Stelzer Road Columbus, OH 43219

Wire Transfer You must indicate this option on your account application Note: Your financial institution may also charge a separate fee.	Call 1-800-737-3676 to request a wire transfer. If you call by 4:00 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

Electronic Redemptions Your bank must participate in the Automated Clearing House (“ACH”) and must be a U.S. bank Your bank may charge for this service.	Call 1-800-737-3676 to request an electronic redemption.
If you call by 4:00 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 8 days.

Questions?

Call 1-800-PERFORM

Shareholder Information

Selling Your Shares — Continued

Automatic Withdrawal Plan

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum periodic withdrawal is $100. To activate this feature:

•	Make sure you’ve checked the appropriate box on the Account Application, or call 1-800-737-3676.

•	Include a voided personal check.

•	Your account must have a value of $25,000 or more to start withdrawals.

General Policies on Selling Shares

Transactions Through Intermediaries

Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Portfolio at the Portfolio’s NAV next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Portfolio shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Portfolios or the Distributor. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. Neither the Portfolios nor the Distributor is responsible for ensuring that the organizations carry out their obligations to their customers.

Redemptions in Writing Required

You must request redemption in writing in the following situations:

1. Redemptions from Individual Retirement Accounts (“IRAs”).

2.	Redemption requests requiring a signature guarantee, which include each of the following circumstances.

•	Your account registration or the name(s) in your account has changed within the last 10 business days.

•	The check is not being mailed to the address on your account.

•	The check is not being made payable to the owner(s) of the account.

•	The redemption proceeds are being transferred to another Portfolio account with a different registration.

•	The redemption proceeds are being wired to bank instructions currently not on your account.

A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Verifying Telephone Redemptions

The Portfolios make every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges by telephonic or facsimile instructions, may be revoked at the discretion of the Portfolios without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by telephone, transaction requests may be made by registered or express mail.

Shareholder Information

General Policies on Selling Shares — Continued

Redemptions Within 10 Business Days of Shares Purchased by Check

When you have made your initial investment by check, your redemption proceeds will not be mailed until the Transfer Agent is satisfied that the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a federal funds wire.

Postponement of Redemption Request

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Portfolios your request by regular mail or express mail.

Redemption in Kind

Each Portfolio reserves the right to make payment in securities rather than cash, known as “redemption in kind” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Portfolio net assets, whichever is less. If the Portfolio deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Closing of Small Accounts

If your account falls (not as a result of market action) below $500, ($250 for IRAs) a Portfolio may ask you to increase your balance. If it remains below $500 ($250 for IRAs) after 30 days, a Portfolio may close your account and send you the proceeds at the current NAV. No CDSC will be imposed on shares redeemed as a result of involuntary account closing.

Undeliverable Distribution and Redemption Checks

For any shareholder who chooses to receive distributions in cash: if distribution checks (1) are returned and marked as “undeliverable;” or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Portfolio.

Distribution Arrangements/ Sales Charges

This section describes the sales charges and fees you will pay as an investor in Class C Shares offered by the Portfolios.

Class C
Sales Charge (Load)	No front-end sales charge. A contingent deferred sales charge (CDSC) of 1% may be imposed on shares redeemed within one year after purchase.

Distribution and Service (12b-1) Fee	Subject to annual distribution and shareholder servicing fees of up to 1.00% of the Portfolio’s average daily net assets.

There is no CDSC on reinvested dividends or distributions. If you sell some but not all of your Class C Shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first.

Class C Shares — CDSC Waivers

The CDSC will be waived under certain circumstances, including the following:

•	Redemptions from accounts other than retirement accounts following the death or disability of the shareholder.

•	Returns of excess contributions to retirement plans.

•	Shares issued in a plan of reorganization sponsored by the Advisor, or shares redeemed involuntarily in a similar situation.

Shareholder Information

Distribution and Service (12b-1) Fees

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Portfolios’ shares and/or for providing shareholder services. Over time, 12b-1 distribution and service fees will increase the cost of your investment and may cost you more than other types of sales charge because these fees are paid out of each Portfolio’s net assets on an on-going basis. Class C shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Portfolio. Only 0.75% of the 12b-1 fee constitutes the distribution fee, with the remainder being used for shareholder servicing fees.

The 12b-1 fee on Class C Shares, together with the CDSC, helps the Distributor sell Class C Shares without an “up-front” sales charge. In particular, these fees help to defray the Distributor’s costs of advancing brokerage commissions to investment representatives.

Exchanging Your Shares

You can exchange your shares in one Portfolio for shares of the same class of another Advisor LifeStyle Series, and for Institutional Class Shares of the Money Market Funds (see “Notes On Exchanges” below). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements of the Portfolio and/or Money Market Fund into which you are exchanging. Exchanges from one Portfolio and/or Money Market Fund to another are taxable.

Instructions For Exchanging Shares

Exchanges may be made by sending a written request to Performance Funds Trust, P.O. Box 182484, Columbus OH 43218-2484, or by calling 1-800-737-3676. Please provide the following information:

•	Your name and telephone number;

•	The exact name on your account and account number;

•	Taxpayer identification number (usually your Social Security number);

•	Dollar value or number of shares to be exchanged;

•	The name of the Portfolio and/or Money Market Fund from which the exchange is to be made;

•	The name of the Portfolio or Fund into which the exchange is being made.

See “Selling Your Shares” for important information about telephone transactions.

Notes On Exchanges

If you exchange your Advisor LifeStyle Series’ Class C Shares for Institutional Class Shares of a Performance Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating the CDSC. As a result if you sell your Institutional Class Shares, you will pay the 1% CDSC that would have been charged if the Class C Shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Institutional Class Shares back into the Class C Shares, the time you hold Class C Shares prior to the exchange into the Money Market Fund will be counted for purposes of calculating the CDSC.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read carefully the Prospectus of any Portfolio or Fund into which you wish to exchange shares.

Automatic Exchanges

You can use the Portfolios’ Automatic Exchange feature to purchase shares of the Portfolios at regular intervals through regular, automatic redemptions from Class C Shares of the Portfolios and Institutional Shares of a Money Market Fund. To participate in the Automatic Exchange:

•	Complete the appropriate section of the Account Application.

•	Shareholders must have a minimum initial purchase of $10,000 in their Money Market Fund accounts.

To change the Automatic Exchange instructions or to discontinue the feature, you must send a written request to Performance Funds Trust, P.O. Box 182484, Columbus, Ohio 43218-2484.

Shareholder Information

Market Timing Policies

The Portfolios are NOT designed for market timing strategies. If you engage in market timing, do not invest in shares of the Portfolios. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and interfere with the efficient management of the Portfolios. Such practices may dilute the value of shares held by long-term shareholders, cause the Portfolios to maintain larger cash positions than would otherwise be necessary, increase brokerage commissions and administrative costs, and cause the Portfolios additional tax liability. The Portfolios therefore discourage frequent purchases and exchanges (“trading”) by shareholders and they do not knowingly permit nor make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Portfolios to curtail frequent or excessive short-term trading by shareholders. For purposes of applying these policies, the Portfolios may consider the trading history of accounts under common ownership or control.

Shareholders are restricted from making more than two “round trips” within a 30 day period provided that there are no more than five (5) round trips within a 90-day period (“Round Trip Policy”). A round trip is defined as a purchase into a Portfolio followed by a redemption out of the same Portfolio and includes exchanges (but excludes transfers of ownership). If a transaction exceeds either round trip restriction, further purchases and exchanges of any Portfolio WILL be suspended for a 90-day period. The Transfer Agent is not obligated to provide the shareholder or intermediary an earlier warning notice of approaching the last permitted trade. Following the 90-day suspension and with no further evidence of market timing, a Portfolio may at its discretion provide notice requesting the shareholder redeem all account shares and close the account(s). As stated below, the Portfolios reserve the right to restrict purchases and exchanges indefinitely without notice in the event of detection of suspected market timing activities.

The Round Trip Policy does not apply to the Portfolios’ Automated Investment Program, Automatic Withdrawal Plan, Automatic Reinvestment of Dividends and Distributions and Automatic Exchange Program. In addition, exceptions to the Round Trip Policy may be made at the Portfolios’ discretion for (i) retirement plans to conform to plan exchange features and applicable law and regulation (for example, hardship withdrawals, rollovers, Roth IRA conversions, etc.) and (ii) automated or pre-established exchange, asset allocation or dollar cost averaging programs. The Portfolios’ Round Trip Policy applies uniformly to all investors, notwithstanding exceptions previously noted. However, some financial intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party trading platforms/clearinghouses, maintain omnibus accounts in which they aggregate orders of multiple investors and forward these aggregated orders to the Portfolios. Because an omnibus account has aggregated trades which may involve transactions from other fund families having differing market timing policies, the Portfolios are limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts. If necessary, the Portfolios may prohibit additional purchases or exchanges by financial intermediaries maintaining such omnibus accounts to enforce their market timing policy.

While the Portfolios will use their best efforts to work with intermediaries to enforce the Round Trip Policy or any other frequent trading policy (of the intermediary), there is no guarantee: (i) that the Portfolios will be able to detect all violations of its Round Trip Policy; (ii) that all instances of frequent trading in Portfolio shares, whether or not transacted through an intermediary, will be prevented; or (iii) that the Transfer Agent’s controls and procedures will be successful to identify or anticipate any person, group or account engaging in abusive trading activity or to curtail that activity. If the Portfolios detect a suspected market timing transaction or pattern of abusive trading, including instances where the above round trip limitations have not been exceeded or involve exchanges to and from the Money Market Fund, the Portfolios reserve the right to (i) restrict or prohibit all purchases or exchanges and terminate telephonic privileges indefinitely at any time without prior notice and (ii) provide notice requesting that the shareholder redeem the entire shares of any and all accounts and close such account(s). Neither the Portfolios, the Distributor, the Adviser or the Transfer Agent will be held liable for any loss resulting from enforcing the above policy including circumstances involving (i) a rejected purchase or exchange order or (ii) delay in submitting a redemption order due to a revoked telephone privilege.

Shareholder Information

Service Organizations

Various banks, trust companies, broker-dealers (other than the Distributor) and other financial organizations (“Service Organization(s)”) may provide certain administrative services for its customers who invest in the Portfolios through accounts maintained at that Service Organization. The Portfolios, under servicing agreements with the Service Organization, will pay the Service Organization an annual rate up to 0.35% of the Portfolio’s average daily net assets for these services, which include:

•	receiving and processing shareholder orders

•	performing the accounting for customers’ sub-accounts

•	maintaining retirement plan accounts

•	answering questions and handling correspondence for customer accounts

•	acting as the sole shareholder of record for customer accounts

•	issuing shareholder reports and transaction confirmations

•	performing daily “sweep” functions

Investors who purchase, sell or exchange shares of the Portfolios through a customer account maintained at a Service Organization may be charged extra for other services which are not specified in the servicing agreement with the Portfolio but are covered under separate fee schedules provided by the Service Organization to their customers. Customers with accounts at Service Organizations should consult their Service Organization for information concerning their sub-accounts. The Advisor or Administrator also may pay Service Organizations for rendering services to customers’ sub-accounts.

Questions?

Call 1-800-PERFORM

Shareholder Information

Dividends, Distributions and Taxes

Any income that a Portfolio receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on each of the Moderate and Conservative Portfolios are declared and paid monthly. The Growth Portfolio will generally pay income dividends, if any, at least annually. Capital gains for all Portfolios are distributed at least annually.

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where noted, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

Except as discussed below, you will be subject to income tax on Portfolio distributions regardless of whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Portfolio (excess of long-term capital gain over short-term capital loss) will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

The maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is currently 15%. Portfolio distributions to noncorporate shareholders attributable to qualified dividends received by a Portfolio from U.S. and certain foreign corporations will also generally be taxed at the long-term capital gain rate of 15%, as long as certain requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio’s ex-dividend date (and the Portfolio will generally need to have met a similar holding period requirement with respect to the shares of the corporation paying the dividend). The amount of a Portfolio’s distributions that qualify for this favorable treatment may be reduced as a result of such a Portfolio’s securities lending activities, portfolio turnover or investments in debt securities or “non-qualified” foreign corporations.

Pursuant to sunset provisions contained in the Internal Revenue Code, the maximum long-term capital gain rate described above will be restored to 20% and dividends will be subject to tax at ordinary rates for taxable years beginning after December 31, 2010.

Dividends and distributions from each Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

A portion of distributions paid by a Portfolio to shareholders who are corporations also may qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares of a Portfolio just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in any Portfolio, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you sell or exchange them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to the tax principles discussed above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to the Portfolio, when required to do so, that you

Shareholder Information

Dividends, Distributions and Taxes — Continued

are not subject to backup withholding or are an “exempt recipient,” then the Portfolio will be required in certain cases to withhold and remit to the Internal Revenue Service 28% of the dividends and distributions payable to you.

Shareholders also may be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of Portfolio distributions, if any, that are attributable to interest on certain types of federal securities.

Non-U.S. investors may be subject to U.S. withholding and estate tax. Nonresident aliens, foreign corporations and other foreign investors in the Portfolios will generally be exempt from U.S. federal income tax on Portfolio distributions attributable to net capital gains, and, for distributions attributable to the Portfolios’ current taxable year ending on May 31, 2008, net short-term capital gains and U.S.-source interest income, of the Portfolio. Tax may apply to such capital gain distributions, however, if the recipient’s investment in a Portfolio is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met.

In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Portfolio distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

Portfolio distributions attributable to other categories of Portfolio income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Portfolio with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Portfolio.

More information about taxes is contained in the SAI.

Householding

In order to reduce shareholder expenses, we may, if prior consent has been provided, mail only one copy of a Portfolio’s Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-737-3637, or if your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

Disclosure of Fund Portfolio Holdings

A complete list of each Portfolio’s portfolio holdings is publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is provided in the SAI.

Financial Highlights

The Financial Highlights table on the following page is intended to help you understand the Portfolios’ financial performance for the period since the Portfolios’ commencement of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolios (assuming reinvestment of all dividends and distribution). This information for the period ended May 31, 2007 has been audited by KPMG LLP, the independent registered public accounting firm for the Portfolios, whose report, along with the Portfolios’ financial statements, is included in the annual report, which is available upon request. Information for the fiscal years/periods ended May 31, 2006, 2005 and 2004 was audited by PricewaterhouseCoopers LLP, the Funds’ previous independent registered public accounting firm.

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities

			Net
			Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains/(Losses)	from
	Beginning	Income/	on	Investment
	of Period	(Loss)	Investments	Activities

The Advisor Growth Portfolio Class C Shares
Year ended May 31, 2007	$12.00	$(0.10)	$1.13	$1.03
Year Ended May 31, 2006	11.66	0.08	1.03	1.11
Year Ended May 31, 2005	11.11	(0.02)	0.78	0.76
Period Ended May 31, 2004(d)	10.00	(0.06)	1.17	1.11

The Advisor Moderate Portfolio

Class C Shares
Year ended May 31, 2007	11.52	0.05	0.98	1.03
Year Ended May 31, 2006	11.41	0.13	0.67	0.80
Year Ended May 31, 2005	10.90	0.04	0.63	0.67
Period Ended May 31, 2004(d)	10.00	(0.02)	0.92	0.90
The Advisor Conservative Portfolio

Class C Shares
Year ended May 31, 2007	10.41	0.12	0.74	0.86
Year Ended May 31, 2006	10.53	0.25	0.21	0.46
Year Ended May 31, 2005	10.40	0.08	0.36	0.44
Period Ended May 31, 2004(d)	10.00	0.03	0.40	0.43

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Dividends

				Net Asset
	Net	Net		Value,
	Investment	Realized	Total	End of
	Income	Gains	Dividends	Period

The Advisor Growth Portfolio Class C Shares
Year ended May 31, 2007	$(0.06)	$(4.63)	$(4.69)	$8.34
Year Ended May 31, 2006	(0.12)	(0.65)	(0.77)	12.00
Year Ended May 31, 2005	— *	(0.21)	(0.21)	11.66
Period Ended May 31, 2004(d)	—	—	—	11.11

The Advisor Moderate Portfolio

Class C Shares
Year ended May 31, 2007	(0.04)	(2.03)	(2.07)	10.48
Year Ended May 31, 2006	(0.13)	(0.56)	(0.69)	11.52
Year Ended May 31, 2005	(0.03)	(0.13)	(0.16)	11.41
Period Ended May 31, 2004(d)	—	—	—	10.90
The Advisor Conservative Portfolio

Class C Shares
Year ended May 31, 2007	(0.11)	(1.09)	(1.20)	10.07
Year Ended May 31, 2006	(0.24)	(0.34)	(0.58)	10.41
Year Ended May 31, 2005	(0.08)	(0.23)	(0.31)	10.53
Period Ended May 31, 2004(d)	(0.03)	—	(0.03)	10.40

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Net		Ratio
	Total	Assets		of Net
	Return	at	Ratio of	Investment		Ratio of
	(Excludes	End of	Expenses	Income/(loss)		Expenses
	sales	Period	to Average	to Average		to Average	Portfolio
	charge)(a)	(000’s)	Net Assets(b)	Net Assets(b)		Net Assets(b)(c)	Turnover

The Advisor Growth Portfolio Class C Shares
Year ended May 31, 2007	12.22%	$2,223	1.99%	(0.52)%		3.03%	62.21%
Year Ended May 31, 2006	9.63 (e)	7,052	1.36 (e)	(0.10	)(e)	2.03	40.18
Year Ended May 31, 2005	6.89	9,447	1.57	(0.28)		2.16	5.14
Period Ended May 31, 2004(d)	11.10	6,680	1.99	(0.78)		2.36	13.98

The Advisor Moderate Portfolio

Class C Shares
Year ended May 31, 2007	10.18	4,145	1.84	0.41		2.34	49.38
Year Ended May 31, 2006	7.13 (e)	10,160	1.36 (e)	0.53	(e)	1.87	38.83
Year Ended May 31, 2005	6.19	13,181	1.45	0.35		1.98	4.86
Period Ended May 31, 2004(d)	9.00	7,530	1.97	(0.26)		2.33	10.07
The Advisor Conservative Portfolio

Class C Shares
Year ended May 31, 2007	8.74	2,078	1.99	1.07		2.92	32.06
Year Ended May 31, 2006	4.42 (e)	5,791	1.35 (e)	1.39	(e)	2.03	37.78
Year Ended May 31, 2005	4.25	8,620	1.58	0.84		2.18	6.30
Period Ended May 31, 2004(d)	4.27	5,698	2.04	0.36		2.40	12.32

*	Less than $0.005 per share.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were voluntarily reimbursed. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

(d)	Fund commenced operations on August 5, 2003.

(e)	The Distributor made a one time reimbursement of prior period Distribution fees during the year. Excluding the reimbursement, Total Return would have been 8.78%, 6.48% and 3.51% for the Performance Advisor Growth Portfolio, The Performance Advisor Moderate Portfolio and The Performance Advisor Conservative Portfolio, respectively. Expense and investment income ratios disclosed do not include the effect of this reimbursement. Including this reimbursement, the net Ratio of Expenses to Average Net Assets was 0.50%, 0.72% and 0.41% for The Performance Advisor Growth Portfolio, The Performance Advisor Moderate Portfolio and The Performance Advisor Conservative Portfolio, respectively and the Ratio of Net Investment Income to Average Net Assets was 0.76%, 1.16% and 2.33%, respectively.

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

For more information about the Funds, the following documents are available free upon request:

Annual/ Semi-Annual Reports (Reports)

The Funds’ annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds, including their operational and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of Reports and the SAI, prospectuses of other members of the Performance Funds family, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds.

Or contact the Funds at:

Performance Funds
3435 Stelzer Road
Columbus, Ohio 43219
Telephone: 1-800-PERFORM
Internet:
http://www.performancefunds.com
Information from the
Securities and Exchange
Commission

You can obtain copies of Fund documents from the SEC as follows:

In person:

Public Reference Room in
Washington, D.C. (For their hours of
operation, call 1-202-551-8090.)

By mail:

Securities and Exchange
Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy
any documents.)

On the EDGAR
database via the internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov

Investment Company Act file no. 811-6603 PRLSPRO 6032 10/07